UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2021

Amesite Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39553	82-3431717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

607 Shelby Street Suite 700 PMB 214 Detroit, MI	48226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (734) 876-8130

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	AMST	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 22, 2021, the board of directors of Amesite Inc. (the “Company”) appointed Matthew Kern as Chief Financial Officer of the Company.

In connection with Mr. Kern’s appointment as Chief Financial Officer, the Company entered into an Employment Letter with Mr. Kern (the “Kern Employment Letter”), pursuant to which he will receive a base salary at the annual rate of $152,000, payable in accordance with the Company’s standard payroll policies, and stock options to purchase up to 30,000 shares of common stock under the Company’s 2018 Equity Incentive Plan, which vests as follows: 50% of the options shall vest on the one year anniversary of the grant; and (ii) the remaining 50% of the options shall vest and become exercisable in twelve (12) successive equal monthly installments thereafter. Mr. Kern will all be eligible to receive a $40,000 performance-based bonus, as awarded in the sole discretion of the Company’s board of directors.

Set forth below is the biographical information of Mr. Kern, age 36, as required by Item 401 of Regulation S-K:

Prior to joining the Company, from April 2012 to February 2021, Mr. Kern was associated with Blackbaud, a cloud software company, where he was most recently the Director of Financial Planning and Analysis. Mr. Kern earned his B.S. in Financial Management from Clemson University and his Master’s Degree in Business Administration from Indiana University - Kelley School of Business.

The foregoing description of the Kern Employment Letter is qualified in its entirety by reference to the text of such agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Kern Employment Letter, dated January 31, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMESITE INC.

Date: February 4, 2021	By:	/s/ Ann Marie Sastry, Ph.D.
Ann Marie Sastry, Ph.D.
Chief Executive Officer